Derivative Instruments and Hedging Activities Derivatives and Hedging Activities - FX Forwards (Details) $ in Thousands	Jun. 30, 2020 USD ($) £ / $
Derivative [Line Items]
Derivative, Average Forward Exchange Rate | £ / $	0.81
Investment Owned, Foreign Currency Contract, Current Value	$ 4,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	53
Expected Maturity Amount Of Foreign Currency Derivatives In Remainder Of Fiscal Year	$ 4,908